WAIVER AGREEMENT

          This Waiver Agreement, dated as of June 30, 2003 (this "Agreement"), is made by and among PrimeSource Healthcare, Inc., a Massachusetts corporation (the "Company"), and the purchasers (collectively, the "Purchasers") named in
Schedule I to the Purchase Agreement, dated as of August 6, 2002 (the "Purchase Agreement"), by and among the Company and the Purchasers. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

          WHEREAS, the Company and the Purchasers have entered into the Purchase Agreement.

          WHEREAS, the Purchase Agreement provides for Additional Closings upon the satisfaction by the Company of certain conditions precedent.

          WHEREAS, the Company agrees to issue and sell to the Purchasers listed on Schedule I attached hereto, and each such Purchaser agrees to purchase from the Company, the number of shares of Series G Preferred Stock set forth opposite the name of such Purchaser under the heading "Amount of Series G Shares to be Purchased" on Schedule I, at the purchase price set forth opposite the name of such Purchaser under the heading "Purchase Price for Series G Shares" on
Schedule I.

          WHEREAS, the Company anticipates the sale (the "Sale") of all of the issued and outstanding capital stock of Ruby Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, for gross proceeds of $1,000,000, subject to a maximum adjustment of $25,000.

          WHEREAS, the Company and the Purchasers desire to waive certain conditions precedent and covenants as provided herein and proceed with this Additional Closing.

          NOW  THEREFORE,  in  consideration  of the premises and other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, the parties agree as follows:

          1. A condition precedent to the obligation of the Purchasers to effectuate this Additional Closing is the closing of the Sale. The funds wired by the Purchasers hereunder (collectively, the "Series G Funds") shall be held for the benefit of such Purchasers pending receipt of the wire of funds from the Sale (the "Ruby Funds"). Upon receipt of the Ruby Funds, the Company shall apply the Series G Funds and that portion of the Ruby Funds necessary to pay in full the Citizens Credit Facility term loan.

          2. The condition precedent to the obligations of the Purchasers to effectuate this Additional Closing set forth in Section 4.02(l) of the Purchase

Agreement and the covenants set forth in Sections 5.17 and 5.18 of the Purchase Agreement are hereby waived by each of the Purchasers for the purposes of only this Additional Closing.

          3. The provisions of the Purchase Agreement shall remain in full force and effect in all other respects.

          4. This Agreement may be executed in counterparts, and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

          5. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws rules thereof.


                            [signature page follows]

          IN WITNESS WHEREOF, the Company and each of the Purchasers have executed this Agreement as of the day and year first above written.



COMPANY:                        PRIMESOURCE HEALTHCARE, INC.




                                By: /s/ Bradford C. Walker
                                    --------------------------------------------
                                    Name:  Bradford C. Walker
                                    Title: President and Chief Executive Officer



Attest:

/s/ Shaun McMeans
  ---------------------------------------
Name:    Shaun McMeans
Title:   Chief Financial Officer,
         Chief Operating Officer and Clerk



PURCHASERS:                     GE CAPITAL EQUITY INVESTMENTS, INC.




                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:  120 Long Ridge Road
                                              Stamford, Connecticut 06927

                                COLEMAN SWENSON HOFFMAN BOOTH IV L.P.

                                By: Its General Partner,
                                    CSHB VENTURES IV L.P.



                                By: /s/ Larry H. Coleman
                                    --------------------------------------------
                                    Name:    Larry H. Coleman
                                    Title:   Its General Partner
                                    Address: 237 Second Avenue South
                                             Franklin, Tennessee  37064-2649


                                WEBBMONT HOLDINGS, L.P.



                                    /s/ Robert W. Fisher
                                    --------------------------------------------
                                    Name:  Robert W. Fisher
                                    Title: Authorized Signatory

                                    1355 Peachtree Street
                                    Suite 1100
                                    Atlanta, Georgia  30309



                                 INVESTORS EQUITY, INC.



                                    /s/ Robert W. Fisher
                                    --------------------------------------------
                                    Name:  Robert W. Fisher
                                    Title: President

                                    1355 Peachtree Street, Suite 1100
                                    Atlanta, Georgia 30309





                                    /s/ William H. Lomicka
                                    --------------------------------------------
                                        William H. Lomicka
                                        7406 North Secret Canyon Drive
                                        Tucson, AZ  85718


                                                                                                           SCHEDULE I
                                                                                                           ----------

                                                     ADDITIONAL CLOSING

------------------------------------------------------- ------------------------------- ------------------------------

                                                            Amount of Series G               Purchase Price for
                                                            ------------------               ------------------
                      Purchaser                           Shares to  Be Purchased             Series G Shares
                      ---------                           -----------------------             ---------------
======================================================= =============================== ==============================

GE Capital Equity Investments, Inc.                                      0                                 0
------------------------------------------------------- ------------------------------- ------------------------------

Coleman Swenson Hoffman Booth IV L.P.                            14,687.50                        470,000.00
------------------------------------------------------- ------------------------------- ------------------------------

Webbmont Holdings, L.P.                                           1,718.75                         55,000.00
------------------------------------------------------- ------------------------------- ------------------------------

Investors Equity, Inc.                                              625.00                         20,000.00
------------------------------------------------------- ------------------------------- ------------------------------

William H. Lomicka                                                  781.25                         25,000.00
======================================================= =============================== ==============================

TOTAL                                                            17,812.50                       $570,000.00
------------------------------------------------------- ------------------------------- ------------------------------
